Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated May 1, 2020
To Allstate Life Insurance Company
Prospectus dated April 29, 2019, as supplemented

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated May 1, 2020
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.

Effective on or about April 27, 2020, the funds listed below changed their names.

Old Portfolio Name	New Portfolio Name
AST Parametric Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio	AST Large-Cap Core Portfolio

In the “Investment Options” section of the Prospectus, the “Portfolio Adviser(s)/Subadviser(s)” information pertaining to the AST Emerging Markets Equity Portfolio and AST Large-Cap Core Portfolio is revised as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Emerging Markets Equity Portfolio (formerly AST Parametric Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC* J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
*QMA LLC formerly known as Quantitative Management Associates LLC.

Effective on or about April 27, 2020, the table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows with respect to the Portfolios shown below:

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UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Emerging Markets Equity Portfolio*	0.93%	0.20%	0.25%	0.00%	0.00%	0.00%	1.38%	0.08%	1.30%
AST Large-Cap Core Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
*See notes immediately below for important information about this fund.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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